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                                                                   EXHIBIT 21.01

                       ALLIANCE SEMICONDUCTOR CORPORATION
                           SUBSIDIARIES OF REGISTRANT

                                                                      Jurisdiction or State of
Name of Subsidiary of Alliance Semiconductor Corporation                     Incorporation
--------------------------------------------------------              ------------------------
Alliance Semiconductor Holding Company, LLC                                     Delaware

Alliance Semiconductor International Corporation                             Cayman Islands

Alliance Semiconductor International Corporation                                Delaware

Alliance Semiconductor (India) Private Limited                                    India

Alliance Semiconductor (S.A.) (Pty) Ltd.                                      South Africa

Alliance Semiconductor, South Africa, LLC                                       Delaware

Alliance Venture Management, LLC                                               California

Alliance Ventures I, LP                                                        California

Alliance Ventures II, LP                                                       California

Alliance Ventures III, LP                                                      California

Alliance Ventures IV, LP                                                       California

Alliance Ventures V, LP                                                        California

Chip Engines, Inc.                                                             California

Dioptech, Inc.                                                                  Delaware

Nimbus Technology, Inc.                                                        California

SiPackets, Inc.                                                                California

Solar Venture Partners, LP                                                     California
